SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                      OneSource Information Services, Inc.
              (Exact name of registration as specified in charter)



        Date of Report (Date of earliest event reported): October 6, 2003


              Delaware                    000-25849               04-3204522
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          (State or other                (Commission            (IRS Employer
          jurisdiction of                File Number)        Identification No.)
           incorporation)


          300 Baker Avenue, Concord, MA                                01742
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         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code  (978) 318-4300


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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events and Required FD Disclosure.
         ----------------------------------------

      On October 6, 2003, OneSource Information Services, Inc. issued a press release regarding (i) the formation by the OneSource Board of Directors of a special committee of independent directors to evaluate OneSource's strategic options and a recent unsolicited letter received by OneSource from ValueAct Capital expressing an interest in an acquisition of OneSource, and (ii) the adoption of a shareholder rights plan by the OneSource Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and such press release is incorporated herein by reference.

      The statements contained in this Current Report on Form 8-K and in the attached press release that are not historical fact may constitute forward-looking statements involving risks and uncertainties, and such statements are made under the provision of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. For example, a third party may initiate a takeover attempt of OneSource notwithstanding the Board's adoption of the shareholder rights plan. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances or using words such as: will, believe, anticipate, expect, could, may, estimate, project, plan or intend. For a more detailed discussion of the risks and uncertainties of OneSource's business, please refer to its periodic reports and registration statements filed with the United States Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Financial Statements of Businesses Acquired. Not applicable
             --------------------------------------------

         (b) Pro Forma Financial Information. Not applicable
             --------------------------------

         (c) Exhibits.
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                 Exhibit No.                          Description
                 -----------                          -----------

                        99.1              Press Release dated October 6, 2003.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned, thereto duly authorized.


                              ONESOURCE INFORMATION
                              SERVICES, INC.


Dated:  October 7, 2003       By: /s/ Roy D. Landon
                                  -----------------------------------
                                  Name: Roy D. Landon
                                 Title: Senior Vice President and Chief
                                        Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

   Exhibit No.                                       Description
   ----------                              ----------------------------------

         99.1                              Press Release dated October 6, 2003.


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